================================================================================
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Dividend Growth Fund
--------------------------------------------------------------------------------
                                December 31, 2000
================================================================================
REPORT HIGHLIGHTS
-----------------
DIVIDEND GROWTH FUND
--------------------
     *    Stocks tumbled in the face of a slowing economy and weaker earnings.
     * The fund provided strong returns for both the six months and year as investors finally focused on company fundamentals.
     * Financial, health, and consumer nondurable stocks were the strongest performers, while technology stocks suffered.
     * We continued to look for attractively priced stocks with good prospects.
     * Falling interest rates should be positive for stocks, but weak earnings forecasts will make for a choppy market.

================================================================================
UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     U.S. equity markets continued to sober up from 1999's end-of-the-millennium party as investors reacted to the combination of a slowing economy, weaker corporate earnings, and high valuations in the technology sector. The tech-heavy Nasdaq Composite Index suffered its largest calendar year loss ever, and the broader S&P 500 Stock Index was unable to continue its streak of five consecutive years of 20%-plus gains, ending down 9.11% on the year. In this tumultuous environment, the Dividend Growth Fund provided excellent results for both the 6- and 12-month periods ended December 31, 2000.

MARKET ENVIRONMENT
------------------


    PERFORMANCE COMPARISON
    ----------------------
    Periods Ended 12/31/00       6 Months    12 Months
    ----------------------       --------    ---------
    Dividend Growth Fund           7.43%       10.06%
    S&P 500 Stock Index           -8.72        -9.11
    Lipper Multi-Cap Value
    Funds Average                  9.10         8.84

     The broad market, and technology in particular, was extremely volatile in 2000. At its peak on March 10, the Nasdaq was up 24%, yet finished down 39% on the year. From its peak to its yearly low on December 20, the Nasdaq lost nearly 54% of its value. As the year wore on, early euphoria was replaced by concerns over the economy, high oil prices, a decelerating corporate profit cycle, and high valuations. The Federal Reserve continued to play a major role, raising rates three times in the first half of the year in an effort to lessen inflationary pressures in the economy. By year-end the Fed's rate increases began to be reflected in economic figures and corporate profits. During December we saw many announcements from industrial, retail, and technology companies that earnings would come in well below expectations. It is not yet clear whether the Fed's move early in January 2001 to lower interest rates will keep the economy from slipping into a recession.

     The market environment proved to be positive for your fund, which posted solid gains of 7.43% for the second half of the year, easily topping the S&P 500, which lost 8.72%, but modestly lagging the Lipper peer group average. For the year the fund outperformed both the S&P 500 and Lipper benchmark. Concerns over a deceleration in economic growth caused money to flow into consistent growth companies that can grow earnings and cash flow through business cycles. The fund seeks companies that offer this defensive growth, and our healthy exposure to consumer nondurables (pharmaceuticals in particular), financials, REITs, and our relative underweighting of technology boosted returns.

     Underlying fundamentals of our holdings did not change dramatically, but we saw a beneficial shift in investor sentiment. We would welcome continued recognition by the market that "growth" need not be defined simply by triple-digit sales gains and nosebleed valuations. Rather, a company that can consistently deliver 13% to 15% top- and bottom-line growth while selling at a price/earnings (P/E) multiple of 15 or less should prove to be a rewarding investment over time.

Market Turnaround Benefited Our Strategy
----------------------------------------
     Most of our best performers in the back half of the year were in the financial sector, and, ironically, many were outlined in these pages a year ago because they had detracted from returns. Freddie Mac and Fannie Mae, the two largest providers of mortgage financing in the U.S., were up approximately 70% over the past six months as investors recognized their consistent growth and low valuations. Additionally, fears subsided that Congress would impose onerous regulation on the companies' business practices. Two Bermuda-based, diversified insurance companies, XL Capital and ACE Limited, paid us back for a tough 1999. Improvement in the industry's pricing environment should brighten both companies' earnings picture for the foreseeable future. Even after rising about 60% in the second half of the year, both companies trade at reasonable valuations of 13 times 2001 estimated earnings per share.

     Philip Morris, slowly emerging from a cloud of litigation, rose nearly 70% over the six months yet sells for just 10 times earnings and yields 5%. More than just a tobacco company, Philip Morris operates one of the finest food companies in the world in Kraft Foods. Other top contributors included CIGNA, a large health maintenance organization with a solid track record of growing earnings and dividends, and CVS, one of the largest chain drugstores in the country.

Tech Stocks Hampered Returns
----------------------------
     The holdings that hurt returns were primarily technology-related. While the tech sector remains an area of dynamic growth, profit expectations in many cases remain too high. WorldCom, which provides local, long-distance, Internet, and international telecom services in more than 50 countries, was the fund's biggest loser. A brutal price war in its consumer long-distance business caused earnings estimates to be cut dramatically, and the stock price followed suit. The company remains an industry leader and now trades at just 12 times cash earnings. Management is proactively looking for ways to increase shareholder value, and if the stock price remains depressed for an extended time, the company could become an acquisition target.

     Hewlett-Packard, a longtime holding, suffered from an increasingly competitive environment in its core imaging and PC businesses. Nortel Networks, a terrific performer earlier in the year, fell with all telecom equipment companies over fears of weaker demand from its customer base and a recognition that growth would slow. The company can likely sustain 25% to 30% growth and now trades at a more reasonable P/E of 30. Finally, Microsoft weakened further on negative news from the personal computer manufacturers and now trades at 25 times 2001 estimates.

PORTFOLIO CHANGES
-----------------
     Large purchases over the last six months reflected areas where we found attractively priced securities. Honeywell International, a global industrial and aerospace company, came under pressure following several quarters of missed earnings estimates. It is a terrific franchise suffering from economic softness and management missteps. GE recently announced its intention to buy Honeywell, and we are optimistic about the combination of GE's management expertise and Honeywell's underutilized assets.

     We purchased Union Pacific, one of the largest railroads in the U.S., at just nine times earnings. We anticipate good earnings growth from market share gains, debt paydown, and cost reduction. In addition, the company should do well in a falling interest rate environment. McGraw-Hill, a global information service provider serving the financial services, educational, and business information markets, has a long history of earnings, dividend, and cash flow growth. After a recent advance, the company trades at 21 times 2001 estimates and offers consistent 13% to 15% earnings growth. Finally, First Data, a leader in electronic commerce and payment services, was purchased at 16.5 times earnings. The company is a stable, 15% to 20% earnings grower and generates a huge cash flow. Other large purchases included Chase Manhattan (now J.P. Morgan Chase) and Morgan Stanley Dean Witter, two high-quality banking/brokerage firms selling at attractive valuations.


     ***********************************************************************

      Security Diversification chart showing; Consumer 29%; Financial 20%;
          REITs 9%; Energy 9%; Business Services and Transportation 7%;
                     Technology 7%; Other 14%; Reserves 5%

     ***********************************************************************

     We eliminated Black & Decker from the portfolio because we became concerned about management turnover and the stability of earnings growth. Proceeds from our sale of Firstar were recycled into financial holdings less exposed to a deteriorating credit cycle. We sold most of our Tyco International after the stock performed admirably and as a result no longer represented good value. We eliminated ServiceMaster after a series of earnings disappointments, and Valspar was sold when it appeared conditions in the markets it serves were worsening.

OUTLOOK
-------
     The prospect of falling interest rates is generally positive for equity markets. However, current earnings reports are choppy at best as companies struggle with a more moderate level of growth. For the markets to achieve a major advance in 2001, an improved profit picture must develop as we move through the balance of the year. The Federal Reserve appears intent on doing its part, as its preemptive half-point drop in rates in January is likely the first in a series of such moves. We will continue to look for fundamentally sound companies and believe that owning companies with consistent earnings and dividend growth will provide attractive long-term returns for shareholders.

Respectfully submitted,

/s/

Thomas J. Huber
Chairman of the fund's Investment Advisory Committee

January 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

================================================================================
T. Rowe Price Dividend Growth Fund
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------                                      Percent of
                                                                  Net Assets
                                                                    12/31/00
-----------------------------------------------------------------------------
  Citigroup                                                             3.0%
-----------------------------------------------------------------------------
  Pfizer                                                                2.9
-----------------------------------------------------------------------------
  Waddell & Reed Financial (Class B)                                    2.6
-----------------------------------------------------------------------------
  Freddie Mac                                                           2.5
-----------------------------------------------------------------------------
  XL Capital                                                            2.2
-----------------------------------------------------------------------------

  Exxon Mobil                                                           2.1
-----------------------------------------------------------------------------
  American Home Products                                                2.0
-----------------------------------------------------------------------------
  Mellon Financial                                                      1.6
-----------------------------------------------------------------------------
  Bank of New York                                                      1.5
-----------------------------------------------------------------------------
  Family Dollar Stores                                                  1.5
-----------------------------------------------------------------------------
  Fannie Mae                                                            1.4
-----------------------------------------------------------------------------
  Royal Dutch Petroleum                                                 1.4
-----------------------------------------------------------------------------
  Philip Morris                                                         1.4
-----------------------------------------------------------------------------
  ACE Limited                                                           1.3
-----------------------------------------------------------------------------
  Wells Fargo                                                           1.3
-----------------------------------------------------------------------------
  Omnicom Group                                                         1.3
-----------------------------------------------------------------------------
  Pharmacia                                                             1.3
-----------------------------------------------------------------------------
  PepsiCo                                                               1.3
-----------------------------------------------------------------------------
  Security Capital U.S. Realty                                          1.2
-----------------------------------------------------------------------------
  CIGNA                                                                 1.2
-----------------------------------------------------------------------------
  Starwood Hotels & Resorts Worldwide                                   1.2
-----------------------------------------------------------------------------
  GE                                                                    1.2
-----------------------------------------------------------------------------
  Target                                                                1.2
-----------------------------------------------------------------------------
  CVS                                                                   1.2
-----------------------------------------------------------------------------
  Teco Energy                                                           1.2
-----------------------------------------------------------------------------
  Total                                                                41.0%

  Note: Table excludes reserves.

================================================================================

T. Rowe Price Dividend Growth Fund
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

6 Months Ended 12/31/00

TEN LARGEST PURCHASES
---------------------
Honeywell International *
Union Pacific *
McGraw-Hill *
First Data *
Texaco *
Chase Manhattan *
Morgan Stanley Dean Witter *
Motorola *
Sprint
Newell Rubbermaid *

TEN LARGEST SALES
-----------------
Tyco International
Black & Decker **
Firstar **
Hewlett-Packard
ServiceMaster **
Valspar **
XL Capital
Teleflex
United Technologies
PepsiCo

  *  Position added
 **  Position eliminated

================================================================================
T. Rowe Price Dividend Growth Fund
----------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

      ********************************************************************

                Date             S&P 500 Index    Dividend Growth Fund
                ----             -------------    --------------------
                12/30/92            10000               10000
                12/31/93            10930               11941
                12/31/94            11075               12199
                12/31/95            15236               16072
                12/31/96            18735               20147
                12/31/97            24985               26346
                12/31/98            32122               30308
                12/31/99            38886               29454
                12/31/00            35344               32416


      ********************************************************************

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                             Since   Inception
Periods Ended 12/31/00      1 Year   3 Years   5 Years   Inception        Date
----------------------      ------   -------   -------   ---------   ---------
Dividend Growth Fund        10.06%     7.15%    15.06%      15.83%    12/30/92

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Dividend Growth Fund
----------------------------------For a share outstanding throughout each period FINANCIAL HIGHLIGHTS
--------------------
                                 Year
                                Ended
                             12/31/00  12/31/99  12/31/98   12/31/97   12/31/96
NET ASSET VALUE
Beginning of period           $ 20.21  $  22.01  $  20.13  $  16.37  $   13.81
-------------------------------------------------------------------------------
Investment activities
  Net investment income (loss)   0.30      0.45      0.46      0.44       0.35
  Net realized and
  unrealized gain (loss)         1.71     (1.08)     2.51      4.51       3.08
-------------------------------------------------------------------------------
  Total from
  investment activities          2.01     (0.63)     2.97      4.95       3.43
-------------------------------------------------------------------------------
Distributions
  Net investment income         (0.29)    (0.45)    (0.46)    (0.44)     (0.36)
  Net realized gain             (0.05)    (0.72)    (0.63)    (0.75)     (0.51)
-------------------------------------------------------------------------------
  Total distributions           (0.34)    (1.17)    (1.09)    (1.19)     (0.87)
-------------------------------------------------------------------------------
NET ASSET VALUE
End of period                 $ 21.88  $  20.21  $  22.01  $  20.13  $   16.37

Ratios/Supplemental Data
Total return*                  10.06%    (2.82)%   15.04%    30.77%     25.36%
-------------------------------------------------------------------------------
Ratio of total expenses to
average net assets              0.81%    0.77%     0.77%     0.80%      1.10%
-------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                      1.43%    2.01%     2.26%     2.42%      2.53%
-------------------------------------------------------------------------------
Portfolio turnover rate         35.7%    37.8%     37.3%     39.1%      43.1%
-------------------------------------------------------------------------------
Net assets, end of period
(in millions)                 $   751  $ 1,028   $ 1,338   $   747   $    209
-------------------------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Dividend Growth Fund
----------------------------------                           December 31 ,2000
STATEMENT OF NET ASSETS
-----------------------                                  Shares/Par       Value
In thousands
Common Stocks  89.2%

FINANCIAL  20.0%
Bank and Trust  4.8%
Bank of New York                                         210,000   $    11,589
--------------------------------------------------------------------------------
Chase Manhattan                                           70,000         3,181
--------------------------------------------------------------------------------
Mellon Financial                                         240,000        11,805
--------------------------------------------------------------------------------
Wells Fargo                                              175,000         9,745
--------------------------------------------------------------------------------
                                                                        36,320
--------------------------------------------------------------------------------
Insurance  5.2%
ACE Limited                                              230,000         9,761
--------------------------------------------------------------------------------
American General                                          90,000         7,335
--------------------------------------------------------------------------------
Marsh & McLennan                                          45,000         5,265
--------------------------------------------------------------------------------
XL Capital (Class A)                                     190,000        16,601
--------------------------------------------------------------------------------
                                                                        38,962
--------------------------------------------------------------------------------
Financial Services  10.0%
Citigroup                                                440,000        22,467
--------------------------------------------------------------------------------
Fannie Mae                                               125,000        10,844
--------------------------------------------------------------------------------
Freddie Mac                                              275,000        18,941
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                                45,000         3,566
--------------------------------------------------------------------------------
Waddell & Reed Financial (Class B)                       520,000        19,500
--------------------------------------------------------------------------------
                                                                        75,318
--------------------------------------------------------------------------------
Total Financial                                                        150,600
--------------------------------------------------------------------------------

UTILITIES  5.7%
Telephone  4.5%
ALLTEL                                                   135,000         8,429
--------------------------------------------------------------------------------
SBC Communications                                       165,000         7,879
--------------------------------------------------------------------------------
Sprint                                                   125,000         2,539
--------------------------------------------------------------------------------
Verizon Communications                                   146,000         7,318
--------------------------------------------------------------------------------
Vodafone                                                 130,000         4,656
--------------------------------------------------------------------------------
WorldCom *                                               210,000         2,953
--------------------------------------------------------------------------------
                                                                        33,774
--------------------------------------------------------------------------------
Electric Utilities  1.2%
Teco Energy                                              275,000         8,903
--------------------------------------------------------------------------------
                                                                         8,903
--------------------------------------------------------------------------------
Total Utilities                                                         42,677
--------------------------------------------------------------------------------

CONSUMER NONDURABLES  19.0%
Cosmetics  0.6%
Gillette                                                 120,000   $     4,335
--------------------------------------------------------------------------------
                                                                         4,335
--------------------------------------------------------------------------------
Beverages  1.6%
Coca-Cola                                                 45,000         2,742
--------------------------------------------------------------------------------
PepsiCo                                                  190,000         9,417
--------------------------------------------------------------------------------
                                                                        12,159
--------------------------------------------------------------------------------
Food Processing  2.4%
General Mills                                            100,000         4,456
--------------------------------------------------------------------------------
McCormick                                                195,000         7,032
--------------------------------------------------------------------------------
Quaker Oats                                               70,000         6,817
--------------------------------------------------------------------------------
                                                                        18,305
--------------------------------------------------------------------------------
Hospital Supplies/Hospital Management  0.8%
Abbott Laboratories                                      120,000         5,813
--------------------------------------------------------------------------------
                                                                         5,813
--------------------------------------------------------------------------------

Pharmaceuticals  9.4%
American Home Products                                   235,000        14,934
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                      70,000         5,176
--------------------------------------------------------------------------------
Johnson & Johnson                                         50,000         5,253
--------------------------------------------------------------------------------
Merck                                                     65,000         6,085
--------------------------------------------------------------------------------
Pfizer                                                   470,000        21,620
--------------------------------------------------------------------------------
Pharmacia                                                155,000         9,455
--------------------------------------------------------------------------------
Schering-Plough                                          145,000         8,229
--------------------------------------------------------------------------------
                                                                        70,752
--------------------------------------------------------------------------------
Miscellaneous Consumer Products  3.0%
Colgate-Palmolive                                         50,000         3,227
--------------------------------------------------------------------------------
Hasbro                                                   200,000         2,125
--------------------------------------------------------------------------------
Philip Morris                                            240,000        10,560
--------------------------------------------------------------------------------
Viad                                                     275,000         6,325
--------------------------------------------------------------------------------
                                                                        22,237
--------------------------------------------------------------------------------
Health Care Services  1.2%
CIGNA                                                     70,000         9,261
--------------------------------------------------------------------------------
                                                                         9,261
--------------------------------------------------------------------------------
Total Consumer Nondurables                                             142,862
--------------------------------------------------------------------------------

CONSUMER SERVICES  8.2%
General Merchandisers  2.7%
Family Dollar Stores                                     510,000   $    10,933
--------------------------------------------------------------------------------
Target                                                   280,000         9,030
--------------------------------------------------------------------------------
                                                                        19,963
--------------------------------------------------------------------------------
Specialty Merchandisers  2.3%
CVS                                                      150,000         8,991
--------------------------------------------------------------------------------
Home Depot                                                45,000         2,056
--------------------------------------------------------------------------------
Lowes                                                     75,000         3,337
--------------------------------------------------------------------------------
Nordstrom                                                170,000         3,092
--------------------------------------------------------------------------------
                                                                        17,476
--------------------------------------------------------------------------------

Entertainment and Leisure  1.2%
Disney                                                   230,000         6,656
--------------------------------------------------------------------------------
MGM Mirage                                                70,000         1,973
--------------------------------------------------------------------------------
                                                                         8,629
--------------------------------------------------------------------------------
Media and Communications  2.0%
Comcast (Class A Special) *                              150,000         6,258
--------------------------------------------------------------------------------
McGraw-Hill                                               80,000         4,690
--------------------------------------------------------------------------------
Tribune                                                  100,000         4,225
--------------------------------------------------------------------------------
                                                                        15,173
--------------------------------------------------------------------------------
Total Consumer Services                                                 61,241
--------------------------------------------------------------------------------

CONSUMER CYCLICALS  8.7%
Building and Real Estate  7.7%
Archstone Communities Trust, REIT                        285,000         7,339
--------------------------------------------------------------------------------
Arden Realty, REIT                                       140,000         3,518
--------------------------------------------------------------------------------
Cousins Properties, REIT                                 270,000         7,543
--------------------------------------------------------------------------------
Duke-Weeks Realty, REIT                                  300,000         7,388
--------------------------------------------------------------------------------
ProLogis Trust, REIT                                     360,000         8,010
--------------------------------------------------------------------------------
Reckson Associates Realty, REIT                          290,000         7,268
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, REIT                260,000         9,165
--------------------------------------------------------------------------------
Vornado Realty Trust, REIT                               200,000         7,662
--------------------------------------------------------------------------------
                                                                        57,893
--------------------------------------------------------------------------------
Miscellaneous Consumer Durables  1.0%
Masco                                                    285,000         7,321
--------------------------------------------------------------------------------
                                                                         7,321
--------------------------------------------------------------------------------
Total Consumer Cyclicals                                                65,214
--------------------------------------------------------------------------------

TECHNOLOGY  5.7%
Electronic Components  1.9%
Analogic                                                 100,000   $     4,478
--------------------------------------------------------------------------------
Linear Technology                                         60,000         2,773
--------------------------------------------------------------------------------
Motorola                                                 120,000         2,430
--------------------------------------------------------------------------------
Texas Instruments                                         90,000         4,264
--------------------------------------------------------------------------------
                                                                        13,945
--------------------------------------------------------------------------------
Electronic Systems  0.7%
Hewlett-Packard                                          100,000         3,156
--------------------------------------------------------------------------------
Solectron *                                               60,000         2,034
--------------------------------------------------------------------------------
                                                                         5,190
--------------------------------------------------------------------------------
Information Processing  0.5%
Dell Computer *                                          210,000         3,669
--------------------------------------------------------------------------------
                                                                         3,669
--------------------------------------------------------------------------------
Telecommunications  1.2%
Cisco Systems *                                           60,000         2,295
--------------------------------------------------------------------------------
Nokia ADR                                                 90,000         3,915
--------------------------------------------------------------------------------
Nortel Networks                                          100,000         3,206
--------------------------------------------------------------------------------
                                                                         9,416
--------------------------------------------------------------------------------
Aerospace and Defense  1.4%
Honeywell International                                  110,000         5,204
--------------------------------------------------------------------------------
United Technologies                                       70,000         5,504
--------------------------------------------------------------------------------
                                                                        10,708
--------------------------------------------------------------------------------
Total Technology                                                        42,928
--------------------------------------------------------------------------------

CAPITAL EQUIPMENT  2.2%
Electrical Equipment  1.7%
GE                                                       190,000         9,108
--------------------------------------------------------------------------------
Tyco International                                        60,000         3,330
--------------------------------------------------------------------------------
                                                                        12,438
--------------------------------------------------------------------------------
Machinery  0.5%
Teleflex                                                  90,000         3,977
--------------------------------------------------------------------------------
                                                                         3,977
--------------------------------------------------------------------------------
Total Capital Equipment                                                 16,415
--------------------------------------------------------------------------------

BUSINESS SERVICES AND
TRANSPORTATION  6.4%
Computer Service and Software  3.1%
America Online *                                          80,000   $     2,784
--------------------------------------------------------------------------------
Automatic Data Processing                                135,000         8,547
--------------------------------------------------------------------------------
First Data                                               110,000         5,796
--------------------------------------------------------------------------------
Microsoft *                                              140,000         6,077
--------------------------------------------------------------------------------
                                                                        23,204
--------------------------------------------------------------------------------
Transportation Services  0.8%
C.H. Robinson Worldwide                                  100,000         3,147
--------------------------------------------------------------------------------
Expeditors International of Washington                    60,000         3,234
--------------------------------------------------------------------------------
                                                                         6,381
--------------------------------------------------------------------------------
Miscellaneous Business Services  1.8%
Equifax                                                  130,000         3,729
--------------------------------------------------------------------------------
Omnicom Group                                            115,000         9,531
--------------------------------------------------------------------------------
                                                                        13,260
--------------------------------------------------------------------------------
Railroads  0.7%
Union Pacific                                            110,000         5,582
--------------------------------------------------------------------------------
                                                                         5,582
--------------------------------------------------------------------------------
Total Business Services and Transportation                              48,427
--------------------------------------------------------------------------------

ENERGY  8.7%
Energy Services  1.1%
Baker Hughes                                             200,000         8,313
--------------------------------------------------------------------------------
                                                                         8,313
--------------------------------------------------------------------------------
Exploration and Production  0.4%
Diamond Offshore Drilling                                 75,000         3,000
--------------------------------------------------------------------------------
                                                                         3,000
--------------------------------------------------------------------------------
Integrated Petroleum - Domestic  1.0%
Amerada Hess                                             100,000         7,306
--------------------------------------------------------------------------------
                                                                         7,306
--------------------------------------------------------------------------------

Integrated Petroleum - International  6.2%
BP Amoco ADR                                             140,000         6,703
--------------------------------------------------------------------------------
Chevron                                                  100,000         8,444
--------------------------------------------------------------------------------
Exxon Mobil                                              185,000        16,083
--------------------------------------------------------------------------------
Royal Dutch Petroleum                                    175,000   $    10,598
--------------------------------------------------------------------------------
Texaco                                                    75,000         4,659
--------------------------------------------------------------------------------
                                                                        46,487
--------------------------------------------------------------------------------
Total Energy                                                            65,106
--------------------------------------------------------------------------------

PROCESS INDUSTRIES  2.1%
Diversified Chemicals  0.2%
DuPont                                                    40,000         1,932
--------------------------------------------------------------------------------
                                                                         1,932
--------------------------------------------------------------------------------
Specialty Chemicals  1.0%
Avery Dennison                                            25,000         1,372
--------------------------------------------------------------------------------
Pall                                                     275,000         5,861
--------------------------------------------------------------------------------
                                                                         7,233
--------------------------------------------------------------------------------
Paper and Paper Products  0.9%
Kimberly-Clark                                            95,000         6,716
--------------------------------------------------------------------------------
                                                                         6,716
--------------------------------------------------------------------------------
Total Process Industries                                                15,881
--------------------------------------------------------------------------------

BASIC MATERIALS  0.9%
Metals  0.9%
Newmont Mining                                           200,000         3,412
--------------------------------------------------------------------------------
Phelps Dodge                                              65,000         3,628
--------------------------------------------------------------------------------
Total Basic Materials                                                    7,040
--------------------------------------------------------------------------------
Miscellaneous Common Stocks 1.6%                                        11,840
--------------------------------------------------------------------------------
Total Common Stocks (Cost  $483,347)                                   670,231

PREFERRED STOCKS  0.3%
Cleveland Electric, (Series L)                            22,560         2,078
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $1,651)                                    2,078

CONVERTIBLE BONDS  3.4%
E*Trade, Sub. Notes, 6.00%, 2/1/07                     2,825,000         1,516
--------------------------------------------------------------------------------
Loews, Sub. Notes, 3.125%, 9/15/07                     9,000,000         7,917
--------------------------------------------------------------------------------
Security Capital U. S. Realty, Sr. Notes
        (144a), 2.00%, 5/22/03                        11,000,000   $     9,384
--------------------------------------------------------------------------------
Miscellaneous Convertible Bonds 0.9%                                     6,877
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $27,839)                                 25,694

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  3.2%
U.S. Treasury Notes, 6.00%, 8/15/09                   23,000,000        24,275
--------------------------------------------------------------------------------
Total U.S. Government Obligations/
 Agencies (Cost  $22,733)                                               24,275
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.1%
Money Market Funds  4.1%
Reserve Investment Fund, 6.69% #                      30,472,188        30,472
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $30,472)                            30,472
--------------------------------------------------------------------------------
Total Investments in Securities
100.2% of Net Assets (Cost $566,042)                               $   752,750

Other Assets Less Liabilities                                           (1,806)

NET ASSETS                                                         $   750,944
Net Assets Consist of:
Accumulated net investment income -
  net of distributions                                             $       339
Accumulated net realized gain/loss -
  net of distributions                                                  (8,001)
Net unrealized gain (loss)                                             186,708
Paid-in-capital applicable to 34,315,113
 shares of $0.0001 par value capital stock
 outstanding; 1,000,000,000 shares authorized                          571,898

NET ASSETS                                                         $   750,944
NET ASSET VALUE PER SHARE                                          $     21.88

    #  Seven-day yield
    *  Non-income producing
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.68% of net assets.
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust

  The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Dividend Growth Fund
----------------------------------
STATEMENT OF OPERATIONS
-----------------------                                           In thousands
                                                                         Year
                                                                        Ended
                                                                     12/31/00
  Investment Income (Loss)
  Income
    Dividend                                                        $  12,621
    Interest                                                            4,691
    Other                                                                  20
-------------------------------------------------------------------------------
    Total income                                                       17,332
-------------------------------------------------------------------------------
  Expenses
    Investment management                                               4,010
    Shareholder servicing                                               1,927
    Prospectus and shareholder reports                                    149
    Custody and accounting                                                124
    Registration                                                           43
    Legal and audit                                                        14
    Directors                                                               8
    Miscellaneous                                                           7
-------------------------------------------------------------------------------
    Total expenses                                                      6,282
    Expenses paid indirectly                                               (2)
-------------------------------------------------------------------------------
    Net expenses                                                        6,280
-------------------------------------------------------------------------------
  Net investment income (loss)                                         11,052
-------------------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
    Securities                                                         (8,008)
    Foreign currency transactions                                         (33)
-------------------------------------------------------------------------------
    Net realized gain (loss)                                           (8,041)
  Change in net unrealized gain or loss on securities                  58,440
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                              50,399
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                            $  61,451

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Dividend Growth Fund
----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------                                In thousands
                                                          Year
                                                         Ended
                                                      12/31/00       12/31/99
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                      $   11,052     $   25,192
  Net realized gain (loss)                              (8,041)        33,142
  Change in net unrealized gain or loss                 58,440        (91,466)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations     61,451        (33,132)
-------------------------------------------------------------------------------
Distributions to shareholders
  Net investment income                                (10,400)       (25,259)
  Net realized gain                                     (1,961)       (38,194)
-------------------------------------------------------------------------------
  Decrease in net assets from distributions            (12,361)       (63,453)
-------------------------------------------------------------------------------
Capital share transactions *
  Shares sold                                           94,134        430,425
  Distributions reinvested                              11,504         60,223
  Shares redeemed                                     (431,752)      (703,822)
-------------------------------------------------------------------------------
  Increase (decrease) in net assets from capital
  share transactions                                  (326,114)      (213,174)
-------------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                     (277,024)      (309,759)
Beginning of period                                  1,027,968      1,337,727
-------------------------------------------------------------------------------
End of period                                       $  750,944     $1,027,968

*Share information
  Shares sold                                            4,647         19,932
  Distributions reinvested                                 558          2,951
  Shares redeemed                                      (21,761)       (32,779)
-------------------------------------------------------------------------------
  Increase (decrease) in shares outstanding            (16,556)        (9,896)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price Dividend Growth Fund
----------------------------------                           December 31, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992. The fund seeks to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income through investments primarily in dividend-paying stocks.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dat es of such transactions. The effect of changes in foreign exchange rates on re alized and unrealized security gains and losses is reflected as a component of such gains and losses. Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Effective January 1, 1999, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $268,352,000 and $555,673,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the fund has $8,008,000 of capital loss carryforwards, all of which expire in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $566,042,000. Net unrealized gain aggregated $186,708,000 at period-end, of which $223,150,000 related to appreciated investments and $36,442,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS
----------------------------------

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $324,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata sh are of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,656,000 for the year ended December 31, 2000, of which $172,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $1,719,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
T. Rowe Price Dividend Growth Fund
----------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 19, 2001

================================================================================

T. Rowe Price Dividend Growth Fund
----------------------------------
    TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
    -----------------------------------------------------------

        We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

        The fund's distributions to shareholders included:

        *     $392,000 from short-term capital gains
        * $1,569,000 from long-term capital gains, subject to the 20% rate gains category.

        For corporate shareholders, $7,710,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

================================================================================
T. Rowe Price Shareholder Services
----------------------------------
INVESTMENT SERVICES AND INFORMATION
-----------------------------------

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
7 a.m. to midnight ET and weekends from 8:30a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*Access Registration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================
T. Rowe Price Mutual Funds
--------------------------

STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America  Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum  Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free  Bond
Maryland Tax-Free Bond
New Jersey Tax-Free  Bond
New York  Tax-Free  Bond
Summit  Municipal  Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY  MARKET FUNDS
-------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Blue Chip Growth  Portfolio
Equity Income  Portfolio
Equity Index 500 Portfolio
Health  Sciences  Portfolio
International  Stock  Portfolio
Limited-Term  Bond Portfolio
Mid-Cap  Growth  Portfolio
New  America  Growth  Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.;
     T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states.
     The contract has limitations. Call a representative for costs and complete details of the coverage.

================================================================================
T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES
---------------------------------------
     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES*
------------------
     T. ROWE PRICE RETIREMENT INCOME MANAGERSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES
--------------------
Traditional, Roth, and Rollover IRAs
SEP-IRA and SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase
 Pension and Profit Sharing Plans)
401(k) and 403(b)
457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

INSIGHTS REPORTS
The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

SOFTWARE PACKAGES
T. Rowe Price Retirement Planning
 AnalyzerTM CD-ROM or diskette $19.95.
 To order, please call 1-800-541-5760.
 Also available on the Internet for $9.95.
T. Rowe Price Variable Annuity AnalyzerTM
 CD-ROM or diskette, free. To order,
 please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE
 ANNUITY (INCOME ACCOUNT)

* Both services described below are provided by T. Rowe Price Advisory Services, Inc., a federally registered investment advisor. The services involve costs.

================================================================================
T. Rowe Price Insights Reports
------------------------------
THE FUNDAMENTALS OF INVESTING
-----------------------------
     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at WWW.TROWEPRICE.COM.

INSIGHTS REPORTS
----------------
GENERAL INFORMATION
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for
 Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual
 Funds
The Roth IRA: A Review
Tax Information for Mutual Fund
 Investors

INVESTMENT STRATEGIES
Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

TYPES OF SECURITIES
The Basics of International Stock
 Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed-Income
 Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal
 Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology
 Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

BROKERAGE INSIGHTS
Combining Individual Securities With
 Mutual Funds
Getting Started: An Introduction to
 Individual Securities
What You Should Know About Bonds
What You Should Know About Margin
 and Short-Selling
What You Should Know About Options
What You Should Know About Stocks

================================================================================
T. Rowe Price Brokerage
-----------------------
BROKERAGE SERVICES
------------------

T. ROWE PRICE BROKERAGE IS A DIVISION OF T. ROWE PRICE INVESTMENT SERVICES, INC., MEMBER NASD/SIPC.

     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.*

     INTERNET AND AUTOMATED SERVICES You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $19.95 on stock trades placed through our online Account Access-Brokerage service.**

     RESEARCH SERVICES To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intraday and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

     DIVIDEND REINVESTMENT SERVICE This service helps keep more of your money working for you. Cash dividends from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

* Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
** $19.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A
WEEK By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley
Colorado Springs
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

SAN FRANCISCO AREA
1990 North California Boulevard
Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F58-050  12/31/00